UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2015

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K dated August 25, 2015, originally filed with the Securities and Exchange Commission on August 28, 2015 (the “Original Report”) by Solitario Exploration & Royalty Corp. to file the pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 reports no other updates or amendments to the Original Report. The Original Report was filed to report the closing of the sale by Solitario Exploration & Royalty Corp. and Ely Gold & Minerals Inc. of their combined interests in the Mt. Hamilton gold project to Waterton Nevada Splitter, LLC, a wholly-owned subsidiary of Waterton Precious Metals Fund II Cayman, LP (the “Transaction”).

Attached hereto as Exhibit 99.1 is the unaudited pro forma financial information contemplated by Regulation S-X with respect to the Transaction.

Item 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the unaudited pro forma condensed consolidated financial information reflecting the Transaction, as required by this item.

Exhibits.

99.1 Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 22, 2015

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer